UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21682

BB&T Variable Insurance Funds
(Exact name of registrant as specified in charter)

434 Fayetteville Street, 5th Floor, Raleigh, NC	27626-0575
(Address of principal executive offices)	(Zip code)

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(800) 228-1872

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2006

Item 1. Reports to Stockholders

1

BB&T Variable Insurance Funds

Table of Contents

Fund Summary

Large Cap VIF	1

Mid Cap Growth VIF	2

Large Cap Growth VIF	3

Capital Manager Equity VIF	4

Special Opportunities Equity VIF	5

Total Return Bond VIF	6

Summary of Portfolio Holdings	7

Expense Examples	8

Schedule of Portfolio Investments

Large Cap VIF	9

Mid Cap Growth VIF	10

Large Cap Growth VIF	11

Capital Manager Equity VIF	12

Special Opportunities Equity VIF	13

Total Return Bond VIF	14

Financial Statements	17

Notes to Financial Statements	24

Report of Independent Registered Public Accounting Firm	31

Other Information	32

BB&T Large Cap VIF

Performance Overview 6/3/1997 - 12/31/2006

Growth of a $10,000 investment

Portfolio Manager

Ronald T. Rimkus

Director of Core Equity

BB&T Asset Management, Inc.

Average Annual Returns (Inception 6/3/1997)

	1 Year	5 Year	Since Inception
BB&T Large Cap VIF	21.28%	7.83%	7.89%
Russell 1000 Value Index	22.25%	10.86%	10.11%
S&P 500 Index	15.79%	6.19%	7.19%

The chart represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund's benchmark, and includes the reinvestment of dividends and capital gains. (The returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Q.  How did the Portfolio perform during the 12-month period between January 1, 2006 and December 31, 2006?

A.  The Portfolio gained 21.28%. That compared to a 15.79% return for its benchmark, the S&P 500 Index.1

Q.  What factors affected the Portfolio's performance?

A.  Stocks posted strong gains during 2006, helping the BB&T Large Cap VIF Portfolio generate a very good absolute return. Stocks in the consumer discretionary, energy and telecommunications sectors especially contributed to the Portfolio's gains.

The Portfolio substantially outperformed its benchmark index, largely on the strength of effective stock selection. Security selection boosted relative returns in eight of the ten economic sectors, and was particularly beneficial in the consumer discretionary, health care and financials sectors.

The Portfolio's sector weights also helped it to outperform its benchmark. In particular, overweight positions in the strong-performing energy and financials sectors and underweight stakes in lagging information technology and industrial stocks boosted relative returns.

Very few factors detracted from the Portfolio's return versus its benchmark index. Security selection in the materials and utilities sectors had very minor negative effects on relative returns. Likewise, particular stocks in the Internet auctions and insurance industries decreased the Portfolio's relative gain.

1 The Fund is measured against the S&P 500® Index, a widely recognized, unmanaged index of common stocks. This index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities. The benchmark index for the Fund change from the Russell 1000® Value Index to the S&P 500® Index in order to provide a better comparison for the Fund's investment policies, as the market capitalization of companies within the S&P 500® Index are more closely aligned with the market capitalization of the companies in which the Fund invests.

Portfolio composition is as of December 31, 2006, and is subject to change.

A portion of the Fund's fees have been reduced. If fees had not been reduced, the Fund's total return for the period would have been lower.

BB&T Mid Cap Growth VIF

Performance Overview 10/15/2001 - 12/31/2006

Growth of a $10,000 investment

Portfolio Manager

David P. Nolan

Senior Vice President and Portfolio Manager

BB&T Asset Management, Inc.

Average Annual Returns (Inception 10/15/2001)

	1 Year	5 Year	Since Inception
BB&T Mid Cap Growth VIF	3.26%	8.62%	9.68%
Russell MidCap Growth Index	10.66%	8.22%	11.12%

The chart represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund's benchmark, and includes the reinvestment of dividends and capital gains. (The returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Investment Concerns

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

Q.  How did the Portfolio perform during the 12-month period between January 1, 2006 and December 31, 2006?

A.  The Portfolio gained 3.26%. That compared to a 10.66% return for its benchmark, the Russell Midcap Growth Index.1

Q.  What factors affected the Portfolio's performance?

A.  Mid-cap growth stocks generally produced solid gains for the year as a whole, helping this Portfolio generate a positive return. The types of fast-growing stocks in which this Portfolio invests surged at the beginning of the year, fell precipitously during spring and then posted modest gains during the remainder of the year.

This Portfolio attempts to invest in shares of firms that appear poised to generate stronger earnings growth than the average company represented in the benchmark. The Portfolio's returns relative to its index benefited from that strategy early in the period, as stocks characterized by high growth rates, price-to-earnings ratios and volatility led the market.

Such stocks subsequently declined sharply, however, causing the Portfolio to lag its benchmark during the period as a whole. For example, during the third quarter stocks with the slowest projected earnings-growth rates performed significantly better than stocks with projected growth rates of more than 20%. This Portfolio's holdings offered average annual earnings growth greater than 20%, so the market's shift toward slower-growth stocks weighed on relative returns.

That dynamic particularly hurt the Portfolio's relative performance in the information technology and consumer discretionary sectors. Security selection in those sectors was the primary reason that the Portfolio trailed its benchmark. Conversely, the manager's security selection in the energy sector boosted relative returns.

Positions in several strong-performing stocks also helped improve the Fund's performance. They included shares of a biotechnology company, a crane manufacturer, a semiconductor materials maker and an international telecommunications firm.

1 The Fund is measured against the Russell MidCap Growth Index, an unmanaged index which measures the performance of those securities in the Russell 1000 Index with higher price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Portfolio composition is as of December 31, 2006, and is subject to change.

A portion of the Fund's fees have been reduced. If fees had not been reduced, the Fund's total return for the period would have been lower.

BB&T Large Cap Growth VIF

Performance Overview 10/15/2001 - 12/31/2006

Growth of a $10,000 investment

Portfolio Manager

David P. Nolan

Senior Vice President and Portfolio Manager

BB&T Asset Management, Inc.

Average Annual Returns (Inception 10/15/2001)

	1 Year	5 Year	Since Inception
BB&T Large Cap Growth VIF	4.09%	(0.06)%	1.49%
Russell 1000 Growth Index	9.07%	2.69%	4.28%
S&P 500 Index	15.79%	6.19%	7.31%

The chart represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund's benchmark, and includes the reinvestment of dividends and capital gains. (The returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

Q.  How did the Portfolio perform during the 12-month period between January 1, 2006 and December 31, 2006?

A.  The Portfolio gained 4.09%. That compared to a 9.07% and 15.79%, respectively, return for its benchmarks, the Russell 1000 Growth Index and S&P 500 Index.1

Q.  What factors affected the Portfolio's performance?

A.  Large-cap growth stocks produced healthy gains for the year as a whole, helping this Portfolio generate a positive return. The types of fast-growing stocks in which this Portfolio seeks to invest rallied early in the year, but subsequently generated weak returns.

This Portfolio attempts to invest in shares of firms that appear poised to generate stronger earnings growth than the benchmark average. Such stocks typically carry relatively high price-to-earnings ratios, and tend to be more volatile than slower-growing stocks. Those types of stocks surged during the first four months of the year, boosting the Portfolio's returns relative to its index.

High-growth, high-volatility stocks declined sharply during spring, however, and then posted only modest returns during the remainder of the year. For example, shares of firms with projected earnings growth of 20% or more dramatically lagged slower-growth stocks during the third quarter. The Portfolio's investment approach focuses on those fast-growing stocks, so the shift in investor preference caused the Portfolio to lag its benchmark for the calendar year.

That dynamic especially weighed on the Portfolio's relative performance in the information technology sector. Security selection among technology stocks accounted for most of the discrepancy between the return of the Portfolio and that of its benchmark.

A number of strong-performing holdings did boost the Fund's performance. They included shares of a clothing retailer, a networking equipment firm, a large software company and a Mexican telecommunications provider.

1 The Fund is measured against the S&P 500® Index, a widely recognized, unmanaged index of common stocks. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities. The benchmark index for the Fund change from the Russell 1000® Value Index to the S&P 500® Index in order to provide a better comparison for the Fund's investment policies, as the market capitalization of companies within the S&P 500® Index are more closely aligned with the market capitalization of the companies in which the Fund invests.

Portfolio composition is as of December 31, 2006, and is subject to change.

A portion of the Fund's fees have been reduced. If fees had not been reduced, the Fund's total return for the period would have been lower.

BB&T Capital Manager Equity VIF

Performance Overview 5/1/2001 - 12/31/2006

Growth of a $10,000 investment

Portfolio Management Team

Managed by the BB&T Balanced Portfolio Management Team

Average Annual Returns (Inception 5/1/2001)

	1 Year	5 Year	Since Inception
BB&T Capital Manager Equity VIF	15.82%	6.46%	4.11%
S&P 500 Index	15.79%	6.19%	4.05%

The chart represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund's benchmark, and includes the reinvestment of dividends and capital gains. (The returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

Q.  How did the Portfolio perform during the 12-month period between January 1, 2006 and December 31, 2006?

A.  The Portfolio gained 15.82%. That compared to a 15.79% return for its benchmark, the S&P 500 Index.1

Q.  What factors affected the Portfolio's performance?

A.  The stock market had a strong year as reasonable valuations, healthy earnings growth and relatively low interest rates attracted investors to equities. That environment helped the Portfolio generate a good absolute return.

The Portfolio produced a return that was in line with that of its benchmark. Small-cap stocks led the market, so the Portfolio's 8% allocation to small caps boosted performance against the large-cap index. Likewise, foreign shares generally outperformed the U.S. market by a healthy margin, so the Portfolio's 15% international allocation added to gains against the domestic benchmark.

An overweight allocation to value stocks also improved the Portfolio's relative return. Value stocks dramatically out-gained growth shares: The Russell 3000 Value Index, which tracks the return of value-oriented large-, mid- and small-cap stocks, gained 22.34% during 2006, while its growth-oriented counterpart, the Russell 3000 Growth Index, gained 9.46%. Finally, strong performance by the Portfolio's Large Cap sub-portfolio, which accounted for roughly half of assets, boosted relative returns as well.

The Portfolio's 12% allocation to mid-cap stocks weighed modestly on performance versus the benchmark, as medium-sized shares slightly trailed large caps. Its stake in the Large Cap Growth sub-portfolio also reduced relative gains, as that portfolio lagged its benchmark.

1 The Fund is measured against the S&P 500® Index, a widely recognized, unmanaged index of common stocks. The Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Portfolio composition is as of December 31, 2006, and is subject to change.

A portion of the Fund's fees have been reduced. If fees had not been reduced, the Fund's total return for the period would have been lower.

BB&T Special Opportunities Equity VIF

Performance Overview 7/22/04 - 12/31/06

Growth of a $10,000 investment

Portfolio Manager

George F. Shipp, CFA

Chief Investment Officer

Scott & Stringfellow, Inc.

Average Annual Returns (Inception 7/22/04)

	1 Year	Since Inception
BB&T Special Opportunities Equity VIF	24.71%	21.41%
S&P 500 Index	15.79%	13.20%

The chart represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund's benchmark, and includes the reinvestment of dividends and capital gains. (The returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. A concentrated portfolio may add a measure of volatility to performance, as major fluctuations in any one holding will likely affect the Fund more than a fund with greater diversification.

Q.  How did the Portfolio perform during the 12-month period between January 1, 2006 and December 31, 2006?

A.  The Portfolio gained 24.71%. That compared to a 15.79% return for the S&P 500 Index.1

Q.  What factors affected the Portfolio's performance?

A.  Stock selection drove the Portfolio's strong returns. Gains were broad-based, rather than concentrated in a single industry sector. The Portfolio benefited from purchasing shares of two electronic banking companies during the summer, when uncertainty was high but valuations were attractive. One of the firms subsequently received a takeover offer at a sizable premium to its market value.

The sub-advisor's security selections in the health care sector also contributed to both absolute and relative gains, despite the fact that health care was the worst-performing of the ten major sectors in the S&P 500 Index. The sub-advisor's investments in stocks, in the hospital, medical laboratory, nursing care, medical products and health care technology industries generally posted solid returns.

Shares of the nation's largest cable company rallied throughout 2006, boosting the Portfolio's returns, as the firm benefited from strong demand for its television, voice and data offerings. Meanwhile, stock in a specialty insurer also surged.

A small handful of investments weighed on the Portfolio's returns against the benchmark. In particular, shares in a luxury homebuilder fell sharply as the negative effect of the deteriorating housing market out-weighed what the manager had viewed as a favorable valuation. A decline in a certain food stock also weighed on the Portfolio's returns.

1 The Fund is measured against the S&P 500® Index, a widely recognized, unmanaged index of common stocks. The Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Portfolio composition is as of December 31, 2006, and is subject to change.

BB&T Total Return Bond VIF

Performance Overview 7/22/04 - 12/31/06

Growth of a $10,000 investment

Portfolio Manager

David M Ralston, CFA

Managing Director and Chief Investment Officer

Sterling Capital Management, LLC

Average Annual Returns (Inception 7/22/04)

	1 Year	Since Inception
BB&T Total Return Bond VIF	3.47%	3.08%
Lehman Bros. U.S. Agg. Bond Index	4.33%	4.13%

The chart represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund's benchmark, and includes the reinvestment of dividends and capital gains. (The returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Q.  How did the Portfolio perform during the 12-month period between January 1, 2006 and December 31, 2006?

A.  The Portfolio gained 3.47%. That compared to a 4.33% return for its benchmark, the Lehman Brothers U.S. Aggregate Bond Index.1

Q.  What factors affected the Portfolio's performance?

A.  In 2006 interest rates rose by approximately 0.35 to 0.40 percentage points on bonds across the yield curve. That trend reduced absolute returns, because most types of fixed-rate securities perform poorly while interest rates are rising. The Portfolio's positive return therefore came as a result of its high yield and the manager's proactive management of the fund.

The sub-advisor maintained a healthy exposure to floating rate securities, which reset their coupons based on the general level of interest rates. That position boosted performance relative to the benchmark, as those types of bonds generated solid returns as interest rates rose. The sub-advisor also held overweight stakes in relatively high-yielding mortgage and asset-backed securities, and those positions contributed to relative gains.

The Portfolio manager's duration2 strategy increased relative returns as well. The sub-advisor maintained a duration shorter than that of the benchmark during the first six months of the year. That strategy protected shareholders' principal as interest rates rose. Around mid-year, the manager lengthened the Portfolio's duration to slightly longer than that of the benchmark. Interest rates declined during the second half of 2006, so that approach also boosted relative returns.

A few factors did detract from performance relative to the benchmark index. The sub-advisor under-weighted corporate bonds during the first half of the year, but corporate securities generally outperformed government issues. Moreover, an overweight position in GNMA mortgages during the second quarter weighed on relative returns as well, as those securities trailed other mortgage sectors. Finally, the manager's individual security selection in the industrial credit and pass-through mortgage sectors detracted from relative performance.

1 The Fund is measured against Lehman Brothers U.S. Aggregate Bond Index which is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

2 Duration is a measure of a bond's or a bond fund's price risk that is adjusted for any optionality.

Portfolio composition is as of December 31, 2006 and is subject to change.

A portion of the Fund's fees have been reduced. If fees had not been reduced, the Fund's total return for the period would have been lower.

BB&T Variable Insurance Funds

Summary of Portfolio Holdings
December 31, 2006 (Unaudited)

The BB&T Variable Insurance Funds invested, as a percentage of net assets, in the following industry sectors, countries, states, funds or security types, as of December 31, 2006:

BB&T Large Cap VIF	Percentage of net assets
Consumer Discretionary	14.9%
Consumer Staples	5.5
Energy	11.3
Financials	21.9
Health Care	17.9
Industrials	2.1
Information Technology	15.8
Materials	4.0
Repurchase Agreements	2.6
Telecommunication Services	2.2
Utilities	1.8
100.0%
BB&T Mid Cap Growth VIF
Consumer Discretionary	17.7%
Consumer Staples	3.1
Energy	6.5
Exchange Traded Funds	4.0
Financials	12.6
Health Care	7.7
Industrials	11.8
Information Technology	24.1
Materials	2.7
Repurchase Agreements	4.9
Telecommunication Services	3.1
Utilities	1.7
99.9%
BB&T Large Cap Growth VIF
Consumer Discretionary	17.5%
Consumer Staples	3.3
Energy	7.5
Exchange Traded Funds	10.1
Financials	12.0
Health Care	6.5
Industrials	9.3
Information Technology	23.2
Repurchase Agreements	6.4
Telecommunication Services	6.6
102.4%
BB&T Capital Manager Equity VIF
Equity Index	12.5%
International Equity	14.5
Large Cap	50.1
Mid Cap Growth	4.5
Mid Cap Value	6.9
Small Cap	7.3
U.S. Treasury Money Market	4.1
99.9%
BB&T Special Opportunities Equity VIF
Consumer Discretionary	13.6%
Consumer Staples	3.7
Energy	13.2
Financials	4.9
Health Care	18.5
Industrials	12.2
Information Technology	21.0
Option Contracts	0.0
Paper and Related Products	3.2
Repurchase Agreements	9.1
Telecommunication Services	3.8
103.2%
BB&T Total Return Bond VIF
Corporate Bonds	38.5%
Federal Home Loan Bank	1.8
Federal Home Loan Mortgage Corp.—Mortgage-Backed Securities	10.6
Federal Home Loan Mortgage Corp.—U.S. Government Agencies	4.5
Federal National Mortgage Assoc.—Mortgage-Backed Securities	15.1
Federal National Mortgage Assoc.—U.S. Government Agencies	4.4
Government National Mortgage Assoc.	4.3
Municipal	3.8
Repurchase Agreements	5.6
U.S. Treasury Bonds	15.1
U.S. Treasury Notes	2.2
105.9%

BB&T Variable Insurance Funds

Expense Examples
December 31, 2006 (Unaudited)

As a shareholder of the BB&T Variable Insurance Funds (the "Funds"), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 through December 31, 2006.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 – 12/31/06	Annualized Expense Ratio During Period 7/1/06 – 12/31/06
BB&T Large Cap VIF	$1,000.00	$1,144.00	$4.32	0.80%
BB&T Mid Cap Growth VIF	1,000.00	1,013.10	4.01	0.79%
BB&T Large Cap Growth VIF	1,000.00	1,058.20	4.15	0.80%
BB&T Capital Manager Equity VIF	1,000.00	1,113.40	0.96	0.18%
BB&T Special Opportunities Equity VIF	1,000.00	1,154.60	5.81	1.07%
BB&T Total Return Bond VIF	1,000.00	1,044.80	3.92	0.76%

* Expenses are equal to the average account value times the Fund's annualized ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 – 12/31/06	Annualized Expense Ratio During Period 7/1/06 – 12/31/06
BB&T Large Cap VIF	$1,000.00	$1,021.17	$4.08	0.80%
BB&T Mid Cap Growth VIF	1,000.00	1,021.22	4.02	0.79%
BB&T Large Cap Growth VIF	1,000.00	1,021.17	4.08	0.80%
BB&T Capital Manager Equity VIF	1,000.00	1,024.30	0.92	0.18%
BB&T Special Opportunities Equity VIF	1,000.00	1,019.81	5.45	1.07%
BB&T Total Return Bond VIF	1,000.00	1,021.37	3.87	0.76%

* Expenses are equal to the average account value times the Fund's annualized ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

BB&T Large Cap VIF

Schedule of Portfolio Investments
December 31, 2006

Shares		Fair Value
COMMON STOCKS (97.4%)
	Consumer Discretionary (14.9%)
69,859	eBay, Inc. (a)	$2,100,660
71,753	Home Depot, Inc. (The)	2,881,601
2,702	Idearc, Inc. (a)	77,412
54,982	Mattel, Inc.	1,245,892
21,207	Target Corp.	1,209,859
89,568	Tiffany & Co.	3,514,649
82,305	Walt Disney Co. (The)	2,820,592
		13,850,665
	Consumer Staples (5.5%)
17,510	Altria Group, Inc.	1,502,708
34,996	Kimberly-Clark Corp.	2,377,978
71,854	Sara Lee Corp.	1,223,674
		5,104,360
	Energy (11.3%)
27,668	Anadarko Petroleum Corp.	1,204,111
41,355	Chevron Corp.	3,040,833
33,487	ConocoPhillips	2,409,390
30,604	Duke Energy Corp.	1,016,359
36,660	Exxon Mobil Corp.	2,809,256
		10,479,949
	Financials (21.9%)
11,793	Ambac Financial Group, Inc.	1,050,403
22,963	American International Group, Inc.	1,645,529
31,588	Bank of New York Co., Inc. (The)	1,243,620
51,260	CitiGroup, Inc.	2,855,182
26,044	Fannie Mae	1,546,753
64,204	JPMorgan Chase & Co.	3,101,053
24,002	Merrill Lynch & Co., Inc.	2,234,586
32,523	Northern Trust Corp.	1,973,821
37,771	St. Paul Travelers Cos., Inc. (The)	2,027,925
40,206	Washington Mutual, Inc.	1,828,971
27,529	Wells Fargo & Co.	978,931
		20,486,774
	Health Care (17.9%)
39,888	Amgen, Inc. (a)	2,724,749
44,703	Eli Lilly & Co.	2,329,026
36,682	Johnson & Johnson	2,421,746
56,696	Medtronic, Inc.	3,033,803
64,071	Merck & Co., Inc.	2,793,496
92,970	Pfizer, Inc.	2,407,923
18,184	Wyeth	925,929
		16,636,672

Shares or Principal Amount		Fair Value
COMMON STOCKS — (continued)
	Industrials (2.1%)
10,560	Emerson Electric Co.	$465,379
13,264	General Electric Co.	493,553
22,132	Pitney Bowes, Inc.	1,022,278
		1,981,210
	Information Technology (15.8%)
18,065	Automatic Data Processing, Inc.	889,701
133,082	Cisco Systems, Inc. (a)	3,637,131
107,389	Dell, Inc. (a)	2,694,390
178,276	Intel Corp.	3,610,089
69,601	Nokia Corp. ADR	1,414,292
30,653	Microsoft Corp.	915,299
71,396	Time Warner, Inc.	1,555,005
		14,715,907
	Materials (4.0%)
15,794	Air Products & Chemicals, Inc.	1,110,002
31,916	Alcoa, Inc.	957,799
23,609	Weyerhaeuser Co.	1,667,976
		3,735,777
	Telecommunication Services (2.2%)
54,058	Verizon Communications, Inc.	2,013,120
	Utilities (1.8%)
68,063	NiSource, Inc.	1,640,318
	Total Common Stocks (Cost $69,663,416)	90,644,752
REPURCHASE AGREEMENT (2.6%)
$2,453,196	U.S. Bank N.A., 5.05%, dated 12/29/06, maturing 1/3/07, with a maturity value of $2,454,917 (Collateralized fully by U.S. Government Agencies)	2,453,196
	Total Repurchase Agreement (Cost $2,453,196)	2,453,196
Total Investments (Cost $72,116,612) — 100.0%		93,097,948
Net Other Assets (Liabilities) — 0.0%		44,716
NET ASSETS — 100.0%		$93,142,664

See notes to the Schedules of Portfolio Investments.
See accompanying notes to the financial statements.

BB&T Mid Cap Growth VIF

Schedule of Portfolio Investments
December 31, 2006

Shares		Fair Value
COMMON STOCKS (91.0%)
	Consumer Discretionary (17.7%)
5,625	Children's Place Retail Stores, Inc. (The) (a)	$357,300
9,100	Coach, Inc. (a)	390,936
9,375	Crocs, Inc. (a)	405,000
5,625	Focus Media Holding, Ltd. ADR (a)	373,444
10,425	GameStop Corp., Class A (a)	574,521
8,525	Guess?, Inc. (a)	540,741
2,525	Harman International Industries, Inc.	252,273
16,375	Hilton Hotels Corp.	571,487
4,025	Nutri/System, Inc. (a)	255,145
13,125	NVIDIA Corp. (a)	485,756
8,275	Tween Brands, Inc. (a)	330,421
		4,537,024
	Consumer Staples (3.1%)
6,575	Chipotle Mexican Grill, Inc., Class A (a)	374,775
12,200	Corn Products International, Inc.	421,388
		796,163
	Energy (6.5%)
9,990	Cameron International Corp. (a)	529,969
5,825	Core Laboratories N.V. (a)	471,825
7,500	SunPower Corp., Class A (a)	278,775
7,875	XTO Energy, Inc.	370,519
		1,651,088
	Financials (12.6%)
3,950	Affiliated Managers Group, Inc. (a)	415,264
10,425	AllianceBernstein Holding L.P.	838,169
12,300	Amvescap PLC ADR	303,195
2,300	Bear Stearns Cos., Inc. (The)	374,394
9,200	Cash America International, Inc.	431,480
790	Chicago Mercantile Exchange Holdings, Inc.	402,703
4,125	IntercontinentalExchange Inc. (a)	445,088
		3,210,293
	Health Care (7.7%)
10,025	Celgene Corp. (a)	576,738
10,000	Psychiatric Solutions, Inc. (a)	375,200
6,825	ResMed, Inc. (a)	335,927
7,500	Respironics, Inc. (a)	283,125
5,550	WellCare Health Plans, Inc. (a)	382,395
		1,953,385
	Industrials (11.8%)
20,275	Acergy SA, ADR (a)	390,497
8,625	Corrections Corporation of America (a)	390,109
8,775	Manitowoc Co., Inc. (The)	521,498
7,700	McDermott International, Inc. (a)	391,622
6,100	Precision Castparts Corp.	477,508
17,825	QLogic Corp. (a)	390,724
6,950	Terex Corp. (a)	448,831
		3,010,789

Shares or Principal Amount		Fair Value
COMMON STOCKS — (continued)
	Information Technology (24.1%)
26,575	Activision, Inc. (a)	$458,152
4,875	Akamai Technologies, Inc. (a)	258,960
7,125	Amdocs, Ltd. (a)	276,094
6,000	Amphenol Corp., Class A	372,480
8,450	Cerner Corp. (a)	384,475
4,975	Cognizant Technology Solutions Corp., Class A (a)	383,871
6,850	Digital River, Inc. (a)	382,162
8,675	MEMC Electronic Materials, Inc. (a)	339,540
8,000	MICROS Systems, Inc. (a)	421,600
10,000	Network Appliance, Inc. (a)	392,800
14,250	Polycom, Inc. (a)	440,467
12,950	Riverbed Technology, Inc. (a)	397,565
9,200	THQ Inc. (a)	299,184
21,300	Time Warner Telecom, Inc. (a)	424,509
10,925	Varian Semiconductor Equipment Associates, Inc. (a)	497,305
11,250	Verifone Holdings, Inc. (a)	398,250
		6,127,414
	Materials (2.7%)
8,000	Airgas, Inc.	324,160
12,200	Titanium Metals Corp. (a)	360,022
		684,182
	Telecommunication Services (3.1%)
10,700	American Tower Corp., Class A (a)	398,896
6,025	NII Holdings, Inc. (a)	388,251
		787,147
	Utilities (1.7%)
9,200	Allegheny Energy, Inc. (a)	422,372
	Total Common Stocks (Cost $18,759,217)	23,179,857
EXCHANGE TRADED FUNDS (4.0%)
9,800	iShares Russell Midcap Growth Index Fund	1,010,086
	Total Exchange Traded Funds (Cost $1,020,589)	1,010,086
REPURCHASE AGREEMENT (4.9%)
$1,249,850	U.S. Bank N.A., 5.05%, dated 12/29/06, maturing 1/3/07, with a maturity value of $1,250,727 (Collateralized fully by U.S. Government Agencies)	1,249,850
	Total Repurchase Agreement (Cost $1,249,850)	1,249,850
Total Investments (Cost $21,029,656) — 99.9%		25,439,793
Net Other Assets (Liabilities) — 0.1%		20,408
NET ASSETS — 100.0%		$25,460,201

See notes to the Schedules of Portfolio Investments.
See accompanying notes to the financial statements.

BB&T Large Cap Growth VIF

Schedule of Portfolio Investments
December 31, 2006

Shares		Fair Value
COMMON STOCKS (85.9%)
Consumer Discretionary (17.5%)
4,275	American Eagle Outfitters, Inc.	$133,423
3,975	Coach, Inc. (a)	170,766
5,550	Comcast Corp., Class A (a)	234,932
3,550	Federated Department Stores, Inc.	135,362
1,550	Fomento Economico Mexicano SP, ADR	179,428
3,675	GameStop Corp., Class A (a)	202,529
6,300	Hilton Hotels Corp.	219,870
2,125	J. C. Penney Co., Inc.	164,390
4,100	McDonald's Corp.	181,753
6,100	News Corp., Class B	135,786
6,675	NVIDIA Corp. (a)	247,041
2,150	Polo Ralph Lauren Corp.	166,969
4,750	Starbucks Corp. (a)	168,245
		2,340,494
Consumer Staples (3.3%)
4,850	Hansen Natural Corp. (a)	163,348
2,150	PepsiCo, Inc.	134,483
2,200	Procter & Gamble Co. (The)	141,394
		439,225
Energy (7.5%)
2,825	Anadarko Petroleum Corp.	122,944
1,850	Devon Energy Corp.	124,098
2,050	FPL Group, Inc.	111,561
1,850	Marathon Oil Corp.	171,125
3,350	Oceaneering International, Inc. (a)	132,995
3,150	Schlumberger, Ltd.	198,954
1,775	Transocean, Inc. (a)	143,580
		1,005,257
Financials (12.0%)
1,975	Affiliated Managers Group, Inc. (a)	207,632
2,175	American International Group, Inc.	155,861
1,275	Bear Stearns Cos., Inc. (The)	207,545
11,000	Charles Schwab Corp. (The)	212,740
325	Chicago Mercantile Exchange Holdings, Inc.	165,669
1,150	Goldman Sachs Group, Inc. (The)	229,252
4,100	JPMorgan Chase & Co.	198,030
2,500	Merrill Lynch & Co., Inc.	232,749
		1,609,478
Health Care (6.5%)
3,725	Celgene Corp. (a)	214,299
2,100	Gilead Sciences, Inc. (a)	136,353
3,475	Novartis AG, ADR	199,604
6,000	Schering-Plough Corp.	141,840
2,400	Stericycle, Inc. (a)	181,200
		873,296

Shares or Principal Amount		Fair Value
COMMON STOCKS — (continued)
Industrials (9.3%)
3,004	Danaher Corp.	$217,610
1,368	FedEx Corp.	148,592
3,825	General Electric Co.	142,328
3,850	McDermott International, Inc. (a)	195,811
4,300	Monster Worldwide, Inc. (a)	200,552
2,150	Precision Castparts Corp.	168,302
3,600	Thermo Fisher Scientific, Inc. (a)	163,044
		1,236,239
Information Technology (23.2%)
3,825	Agilent Technologies, Inc. (a)	133,301
5,000	Akamai Technologies, Inc. (a)	265,600
3,200	Amphenol Corp., Class A	198,656
4,000	Cerner Corp. (a)	182,000
10,900	Cisco Systems, Inc. (a)	297,896
2,600	Cognizant Technology Solutions Corp., Class A (a)	200,616
470	Google, Inc. (a)	216,426
7,125	Hewlett-Packard Co.	293,479
2,150	IBM Corp.	208,873
9,250	Intel Corp.	187,313
3,900	MEMC Electronic Materials, Inc. (a)	152,646
11,500	Microsoft Corp.	343,389
5,150	Network Appliance, Inc. (a)	202,292
11,900	Oracle Corp. (a)	203,966
		3,086,453
Telecommunication Services (6.6%)
6,100	America Movil SA de CV, Series L, ADR	275,842
5,650	American Tower Corp., Class A (a)	210,632
5,200	AT&T, Inc.	185,900
3,175	NII Holdings, Inc. (a)	204,597
		876,971
	Total Common Stocks (Cost $9,687,002)	11,467,413
EXCHANGE TRADED FUNDS (10.1%)
15,000	iShares Russell 1000 Growth Index Fund	825,000
6,900	iShares Russell 1000 Index Fund	529,851
	Total Exchange Traded Funds (Cost $1,364,049)	1,354,851
REPURCHASE AGREEMENT (6.4%)
$858,351	U.S. Bank N.A., 5.05%, dated 12/29/06, maturing 1/3/07, with a maturity value of $858,953 (Collateralized fully by U.S. Government Agencies)	858,351
	Total Repurchase Agreement (Cost $858,351)	858,351
Total Investments (Cost $11,909,402) — 102.4%		13,680,615
Net Other Assets (Liabilities) — (2.4)%		(322,497)
NET ASSETS — 100.0%		$13,358,118

See notes to the Schedules of Portfolio Investments.
See accompanying notes to the financial statements.

BB&T Capital Manager Equity VIF

Schedule of Portfolio Investments
December 31, 2006

Shares		Fair Value
Affiliated Investment Companies (99.9%)
239,957	BB&T Equity Index Fund, Class A	$2,284,387
215,223	BB&T International Equity Fund, Institutional Class	2,636,477
494,377	BB&T Large Cap Fund, Institutional Class	9,145,970
66,265	BB&T Mid Cap Growth Fund, Institutional Class	813,070
89,466	BB&T Mid Cap Value Fund, Institutional Class	1,248,942
86,617	BB&T Small Cap Fund, Institutional Class	1,334,765
746,553	BB&T U.S. Treasury Money Market Fund, Institutional Class	746,553
	Total Affiliated Investment Companies (Cost $16,277,287)	18,210,164
Total Investments (Cost $16,277,287) — 99.9%		18,210,164
Net Other Assets (Liabilities) — 0.1%		12,283
NET ASSETS — 100.0%		$18,222,447

See notes to the Schedules of Portfolio Investments.
See accompanying notes to the financial statements.

BB&T Special Opportunities Equity VIF

Schedule of Portfolio Investments
December 31, 2006

Shares		Fair Value
COMMON STOCKS (94.1%)
	Consumer Discretionary (13.6%)
18,600	Comcast Corp., Class A (a)	$787,338
7,000	Costco Wholesale Corp.	370,090
11,615	Laureate Education, Inc. (a)	564,837
28,800	News Corp., Class A	618,624
9,600	YUM! Brands, Inc.	564,480
		2,905,369
	Consumer Staples (3.7%)
30,490	Smithfield Foods, Inc. (a)	782,373
	Energy (13.2%)
10,100	Apache Corp.	671,751
20,000	CONSOL Energy, Inc.	642,600
10,600	Noble Corp.	807,190
16,600	Weatherford International, Ltd. (a)	693,714
		2,815,255
	Financials (4.9%)
1,100	Markel Corp. (a)	528,110
14,300	Wells Fargo & Co.	508,508
		1,036,618
	Health Care (18.5%)
6,300	Amgen, Inc. (a)	430,353
6,050	Bard (C.R.), Inc.	501,969
7,600	Coventry Health Care, Inc. (a)	380,380
16,500	McKesson Corp.	836,550
10,200	MedCath Corp. (a)	279,072
27,000	Teva Pharmaceutical Industries, Ltd. SP, ADR	839,160
12,500	UnitedHealth Group, Inc.	671,625
		3,939,109

Shares or Principal Amount		Fair Value
COMMON STOCKS — (continued)
	Industrials (12.2%)
17,400	Dow Chemical Co. (The)	$694,956
25,000	J.B. Hunt Transport Services, Inc.	519,250
8,000	L-3 Communications Holdings, Inc.	654,240
35,930	Nalco Holdings Co. (a)	735,128
		2,603,574
	Information Technology (21.0%)
21,600	Activision, Inc. (a)	372,384
98,868	ARM Holdings PLC, ADR	721,736
15,600	Checkfree Corp. (a)	626,496
41,000	Corning, Inc. (a)	767,110
13,200	Fair Issac Corp.	536,580
33,450	Symantec Corp. (a)	697,433
29,200	Yahoo!, Inc. (a)	745,768
		4,467,507
	Paper and Related Products (3.2%)
11,300	Aracruz Celulose SA, ADR	692,012
	Telecommunication Services (3.8%)
55,300	XM Satellite Radio Holdings, Inc., Class A (a)	799,085
	Total Common Stocks (Cost $16,354,323)	20,040,902
REPURCHASE AGREEMENT (9.1%)
$1,933,066	U.S. Bank N.A., 5.05%, dated 12/29/06, maturing 1/3/07, with a maturity value of $1,934,422 (Collateralized fully by U.S. Government Agencies)	1,933,066
	Total Repurchase Agreement (Cost $1,933,066)	1,933,066
Total Investments (Cost $18,287,389) — 103.2%		21,973,968
Net Other Assets (Liabilities) — (3.2)%		(680,223)
NET ASSETS — 100.0%		$21,293,745

See notes to the Schedules of Portfolio Investments.
See accompanying notes to the financial statements.

BB&T Total Return Bond VIF

Schedule of Portfolio Investments
December 31, 2006

Principal Amount		Fair Value
CORPORATE BONDS (38.5%)
	Airlines (0.6%)
$44,000	Southwest Airlines Co., 5.25%, 10/1/14	$42,502
	Auto — Cars/Light Trucks (0.5%)
36,000	DaimlerChrysler, 4.875%, 6/15/10	35,093
	Banking & Financial Services (28.7%)
28,000	American Express Credit Account Master Trust, 5.35%, 3/15/11 (c) *	27,947
25,000	Bank of America Commercial Mortgage, Inc., 4.81%, 12/10/42, Series 2004-6, Class A5	24,172
37,000	Bank of America Corp., 5.39%, Series 2006-5 Class A3, 2/10/14	37,130
34,000	Bank of America Corp., 5.625%, 10/14/16	34,616
44,000	Boeing Capital Corp., 7.375%, 9/27/10	47,172
32,000	Capital One Financial, 5.50%, 6/1/15	31,978
52,000	Centex Home Equity, 4.64%, Series 2005-C, 6/25/35	50,641
34,000	Chase Credit Card Master Trust, 5.46%, Series 2003-3, Class A, 10/15/10 (c) *	34,065
98,000	Chase Funding Mortgage Loan	97,180
23,000	Asset-Backed, 5.42%, Series 2003-4, Class 1A5, 5/25/33 CIT Group, Inc., 5.00%, 2/13/14	22,228
6,000	CitiBank Credit Card Issuance Trust, 5.46%, Series 2003-A1, Class A, 1/15/10 (c) *	6,008
125,000	CitiGroup/Deutsche Bank Commercial Mortgage Trust, 5.61%, Series 2006-CD3, Class A3, 10/15/48	126,825
139,000	Countrywide Asset-Backed Certificates, 5.73%, Series 2004-3, Class 3A3, 8/25/34 (c) *	139,577
80,991	Countrywide Asset-Backed Certificates, 5.56%, Series 2005-4, Class 3AV2, 10/25/35 (c) *	81,060
63,000	Countrywide Asset-Backed Certificates, 6.05%, Series 2006-11, Class 1AF3, 9/25/46	63,630
28,000	ERP Operating LP, 5.125%, 3/15/16	27,193
55,000	Gatx Financial Corp., 5.125%, 4/15/10	54,277
88,000	General Electric Capital Commercial Mortgage Corp., 3.915%, Series 2004-C1, Class A2, 11/10/38	84,945
52,000	Goldman Sachs Group, Inc., 5.125%, 1/15/15	50,808
54,183	JP Morgan Mortgage Trust, 5.225%, Series 2005-A3, 6/25/35	52,986
98,097	JPMorgan Chase Commercial Mortgage Securities, 5.41%, Series 2005-A816, Class 1A1, 11/25/35	96,810
48,000	JPMorgan Chase Commercial Mortgage Securities, 5.58%, Series 2006-CB16, Class A3B, 5/12/45	48,499
85,000	Lehman Brothers Holdings, Inc., 4.80%, Series MTNG, 3/13/14	81,823
62,000	Merrill Lynch & Co., 5.45%, 7/15/14	62,331
28,000	Merrill Lynch/Countrywide Commercial Mortgage, 5.39%, 7/12/46	28,088
55,000	Morgan Stanley, 4.25%, 5/15/10	53,152
147,000	Residential Asset Mortgage Products, Inc., 5.50%, Series 2005-RZ4, Class A2, 11/25/35 (c) *	147,263

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Banking & Financial Services — (continued)
$116,000	Residential Asset Securities Corp., 5.47%, Series 2005-KS6, Class A2, 7/25/35 (c) *	$116,037
48,000	Structured Asset Investment Loan Trust, 5.54%, Series 2005-11, Class A6, 1/25/36 (c) *	48,092
42,000	Synovus Financial Corp., 4.875%, 2/15/13	40,936
57,000	Wachovia Bank Commercial Mortgage Trust, 5.57%, Series 2006-C28, Class A4, 10/15/48 (c)	57,832
60,000	Wells Fargo Co., 5.30%, 8/26/11	60,239
		1,935,540
	Broadcasting/Cable (0.5%)
32,000	Comcast Corp., 5.90%, 3/15/16	32,091
	Correctional Institutions (0.4%)
29,000	Corrections Corp. of America, 6.25%, 3/15/13, Callable 3/15/2009 @ 103.125	28,746
	Health Care (0.2%)
18,000	Cardinal Health, Inc., 4.00%, 6/15/15	15,959
	Information Technology (2.0%)
28,000	Cisco Systems, Inc., 5.50%, 2/22/16	28,018
55,000	Electric Data Systems, Series B, 6.50%, 8/1/13	55,371
54,000	Oracle Corp., 5.00%, 1/15/11	53,456
		136,845
	Oil — Field Services (0.2%)
9,000	Halliburton Co., 8.75%, 2/15/21	11,274
	Telecommunications (2.5%)
21,000	America Movil SA de CV, 5.75%, 1/15/15	20,777
34,000	New Cingular Wireless Services, 8.125%, 5/1/12	38,259
41,000	Motorola, Inc., 8.00%, 11/1/11,	45,369
57,000	Motorola, Inc., 7.50%, 5/15/25	66,117
		170,522
	Utilities (2.9%)
28,000	FirstEnergy Corp., 6.45%, 11/15/11	29,199
31,000	General Electric Capital Corp., 5.00%, 1/8/16	30,296
30,000	General Electric Co., 5.00%, 2/1/13	29,667
104,000	Ohio Power Co. - IBC, 6.00%, 6/1/16	106,788
		195,950
	Total Corporate Bonds (Cost $2,604,858)	2,604,522
MORTGAGE-BACKED SECURITIES (30.0%)
	Federal Home Loan Mortgage Corp. (10.6%)
146,223	6.00%, 10/1/19, Pool # G11679	148,190
23,255	5.50%, 11/1/20, Pool # J02711	23,238
94,000	5.00%, 9/1/21, Pool # 10195 (b)	90,680
60,278	5.50%, 10/1/21, Pool # G12425	60,232
43,970	4.50%, 6/1/35, Pool # G01842	41,204
40,288	5.50%, 7/1/35, Pool # A36540	39,851
26,437	6.00%, 7/1/35, Pool # A36304	26,633
23,748	5.50%, 12/1/35, Pool # A40359	23,491
72,689	5.50%, 2/1/36, Pool # G08111	71,879
54,581	5.50%, 4/1/36, Pool # A44445	53,973

Continued

BB&T Total Return Bond VIF

Schedule of Portfolio Investments — (continued)
December 31, 2006

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)
	Federal Home Loan Mortgage Corp. — (continued)
$38,115	5.92%, 7/1/36, Pool # 1G2448*	$38,209
47,023	5.85%, 8/1/36, Pool # 1G1094*	47,101
53,563	5.87%, 8/1/36, Pool # 1B7116*	53,686
		718,367
	Federal National Mortgage Assoc. (15.1%)
30,590	4.50%, 10/1/18, Pool # 752030	29,505
18,178	5.50%, 11/1/20, Pool # 843972	18,176
25,505	5.50%, 12/1/20, Pool # 831138	25,503
56,099	5.50%, 5/1/21, Pool # 895628	56,095
63,103	5.00%, 10/1/25, Pool # 255894	61,406
296,146	5.50%, 1/1/34, Pool # 757571	292,654
66,415	6.00%, 9/1/34, Pool # 790912	66,913
72,451	6.50%, 9/1/34, Pool # 796569	73,819
51,375	7.00%, 6/1/35, Pool # 255820	52,734
32,943	5.00%, 9/1/35, Pool # 757857	31,801
31,331	5.50%, 2/1/36, Pool #256101	30,974
40,770	5.614%, 5/1/36, Pool # 871259*	40,783
52,677	5.93%, 8/1/36, Pool # 900502*	52,899
73,000	5.00%, 10/25/36, Pool # 16548 (b)	70,468
115,000	6.00%, 10/25/36, Pool # 43693 (b)	115,755
		1,019,485
	Government National Mortgage Assoc. (4.3%)
300,000	5.00%, 11/1/35, Pool # 5461 (b)	291,656
	Total Mortgage-Backed Securities (Cost $2,047,452)	2,029,508
MUNICIPAL BONDS (3.8%)
	California (0.9%)
65,000	Fresno County, CA, Pension Obligation, 4.20%, Series A, 8/15/13, FGIC	61,591
	Florida (1.1%)
10,000	Gainesville, FL, Post Employment Benefits Obligation, 4.68%, 10/1/13	9,710
36,000	Gainesville, FL, Post Employment Benefits Obligation, 4.71%, 10/1/14	34,883
13,000	Palm Beach County, FL, 5.735%, 6/1/12	13,340
13,000	Palm Beach County, FL, 5.78%, 6/1/13	13,404
		71,337
	Illinois (0.8%)
30,000	Chicago, IL, Series B, 5.25%, 1/1/12, XLCA	30,105
24,000	Illinois State, 3.75%, 6/1/12	22,401
		52,506
	New York (0.4%)
28,000	Sales Tax Asset Receivables Corp., 4.06% Series B, 10/15/10, FGIC	26,990
	Texas (0.6%)
44,000	Brownsville, TX, Utility System, 4.92%, Series B, 9/1/14, AMBAC	43,237
	Total Municipal Bonds (Cost $254,664)	255,661

Principal Amount		Fair Value
U.S. GOVERNMENT AGENCIES (10.7%)
	Federal Home Loan Bank (1.8%)
$30,000	4.85%, 8/10/10, Callable 2/10/07 @ 100	$29,627
65,000	5.25%, 9/13/13	65,991
25,000	5.375%, 5/18/16	25,679
		121,297
	Federal Home Loan Mortgage Corp. (4.5%)
36,000	Series MTN, 4.50%, 6/15/10, Callable 3/15/07 @ 100	35,202
100,000	4.875%, 11/15/13	99,390
52,639	Series 3061, Class VU, 5.50%, 7/15/16,	52,917
69,000	5.125%, 10/18/16	69,591
53,112	Series 3025, Class AB, 5.00%, 8/15/31	52,293
		309,393
	Federal National Mortgage Assoc. (4.4%)
115,000	6.125%, 3/15/12	121,088
83,299	Series 2005-120, Class VA, 5.50%, 11/25/16,	83,288
43,750	Series 2003-35, Class NA, 4.00%, 1/25/18,	41,836
48,305	Series 2006-18, Class CA, 5.50%, 10/25/24,	48,233
		294,445
	Total U.S. Government Agencies (Cost $719,098)	725,135
U.S. TREASURY BONDS (15.1%)
349,000	8.875%, 8/15/17	466,869
421,000	8.75%, 5/15/17	556,970
	Total U.S. Treasury Bonds (Cost $1,014,085)	1,023,839
U.S. TREASURY NOTES (2.2%)
79,000	2.00%, 1/15/14	83,812
65,000	2.00%, 1/15/16	63,811
	Total U.S. Treasury Notes (Cost $147,490)	147,623
REPURCHASE AGREEMENT(5.6%)
381,306	U.S. Bank N.A., 5.05%, dated 12/29/06, maturing 1/3/07, with a maturity value of $381,573 (Collateralized fully by U.S. Government Agencies)	381,306
	Total Repurchase Agreement (Cost $381,306)	381,306
Total Investments (Cost $7,168,953) — 105.9%		7,167,594
Net Other Assets (Liabilities) — (5.9)%		(400,468)
NET ASSETS — 100.0%		$6,767,126

See notes to the Schedules of Portfolio Investments.
See accompanying notes to the financial statements.

Notes to Schedules of Portfolio Investments

December 31, 2006

(a)  Represents non-income producing security.

(b)  Represents a security purchased on a when-issued basis. At December 31, 2006, total cost of investments purchased on a when-issued basis for the BB&T Total Return Bond VIF was $573,439.

(c)  Represents that all or a portion of the security was pledged as collateral for securities purchased on a when-issued basis.

*  The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is the rate in effect as of December 31, 2006. The maturity date reflected is the final maturity date.

ADR — American Depository Receipt.

AMBAC — Insured by AMBAC Indemnity Corp.

FGIC — Insured by Financial Guaranty Insurance Corp.

XLCA — Insured by XL Capital Assurance.

BB&T Variable Insurance Funds

Statements of Assets and Liabilities
December 31, 2006

	BB&T Large Cap VIF	BB&T Mid Cap Growth VIF	BB&T Large Cap Growth VIF	BB&T Capital Manager Equity VIF	BB&T Special Opportunities Equity VIF	BB&T Total Return Bond VIF
Assets:
Investments:
Unaffiliated investments, at cost	$69,663,416	$19,779,806	$11,051,051	$—	$16,354,323	$6,787,647
Investment in affiliates, at cost	—	—	—	16,277,287	—	—
Total investments, at cost	69,663,416	19,779,806	11,051,051	16,277,287	16,354,323	6,787,647
Unrealized appreciation (depreciation)	20,981,336	4,410,137	1,771,213	1,932,877	3,686,579	(1,359)
Investments, at value	90,644,752	24,189,943	12,822,264	18,210,164	20,040,902	6,786,288
Repurchase agreements, at cost	2,453,196	1,249,850	858,351	—	1,933,066	381,306
Cash	34,786	—	—	—	23,163	1,142
Interest and dividends receivable	131,663	1,670	4,338	42,574	11,703	61,891
Receivable from Advisor	—	—	—	3,340	—	—
Receivable from fund accounting	—	—	—	240	—	—
Receivable for investments sold	—	—	222,191	—	21,526	4,894
Receivable for capital shares issued	1,849	58,063	—	224	53,247	138,812
Prepaid and other expenses	2,719	763	403	517	596	665
Total Assets	93,268,965	25,500,289	13,907,547	18,257,059	22,084,203	7,374,998
Liabilities:
Call options written (premiums received $—; $—; $—;$—; $39,022; $—, respectively)	—	—	—	—	775	—
Dividends payable	—	—	—	—	—	25,774
Cash overdraft	—	13,628	3,107	694	—	—
Payable for investments purchased	—	—	532,960	—	647,389	574,738
Payable for capital shares redeemed	59,197	8,532	4,333	29,830	120,737	—
Accrued expenses and other payables:
Investment advisory fees	39,571	9,876	4,618	—	14,439	2,842
Administration fees	9,286	2,560	1,364	—	2,102	973
Fund accounting fees	949	383	272	153	339	575
Transfer agency fees	867	295	191	228	230	158
Compliance service fees	1,501	416	219	290	343	148
Other fees	14,930	4,398	2,365	3,417	4,104	2,664
Total Liabilities	126,301	40,088	549,429	34,612	790,458	607,872
Net Assets:
Capital	60,681,299	17,887,917	10,783,188	14,180,354	15,559,259	6,819,700
Accumulated net investment income	363,182	—	—	95,228	—	164,983
Accumulated realized gains/(losses) from investment transactions	11,116,847	3,162,147	803,717	2,013,988	2,009,660	(216,198)
Net unrealized appreciation/ depreciation on investments	20,981,336	4,410,137	1,771,213	1,932,877	3,724,826	(1,359)
Net Assets	$93,142,664	$25,460,201	$13,358,118	$18,222,447	$21,293,745	$6,767,126
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	5,559,516	1,679,532	1,256,874	1,563,528	1,413,092	688,121
Net Asset Value - offering and redemption price per share	$16.75	$15.16	$10.63	$11.65	$15.07	$9.83

See accompanying notes to the financial statements.

BB&T Variable Insurance Funds

Statements of Operations
For the Year Ended December 31, 2006

	BB&T Large Cap VIF	BB&T Mid Cap GrowthVIF	BB&T Large Cap Growth VIF	BB&T Capital Manager Equity VIF	BB&T Special Opportunities Equity VIF	BB&T Total Return Bond VIF
Investment Income:
Interest income	$222,571	$69,318	$44,141	$—	$105,611	$986,039
Dividend income	2,584,811	325,964	201,955	—	232,366	—
Dividend income from affiliates	—	—	—	347,875	—	—
Total Investment Income:	2,807,382	395,282	246,096	347,875	337,977	986,039
Expenses:
Investment advisory fees	834,595	283,918	154,488	66,257	266,954	115,898
Administration fees	127,988	43,505	23,669	30,036	37,844	21,924
Fund accounting fees	28,123	10,410	5,912	5,632	8,977	9,382
Transfer agency fees	12,289	4,817	3,295	4,319	3,337	1,932
Compliance service fees	13,951	4,616	2,631	3,409	3,021	1,867
Custodian fees	7,982	2,961	1,610	2,385	1,575	992
Professional fees	81,836	27,431	15,021	20,270	21,806	11,579
Trustee fees	18,536	6,451	3,662	4,088	5,719	3,172
Interest fees(1)	—	23	—	—	—	—
Other fees	19,221	7,218	5,294	7,368	5,562	3,496
Total expenses before waivers	1,144,521	391,350	215,582	143,764	354,795	170,242
Less expenses waived by the Investment Advisor	(273,098)	(93,185)	(51,445)	(69,597)	—	(22,304)
Less expenses waived by the Administrator	—	—	—	(30,036)	—	—
Net Expenses	871,423	298,165	164,137	44,131	354,795	147,938
Net Investment Income (Loss)	1,935,959	97,117	81,959	303,744	(16,818)	838,101
Realized/Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on option contracts	—	—	—	—	18,654	—
Net realized gains (losses) from affiliated investment transactions	—	—	—	1,003,199	—	—
Net realized gain distributions from underlying funds	—	—	—	1,635,004	—	—
Net realized gains (losses) from investment transactions	18,508,713	6,928,124	927,105	—	6,489,711	(30,159)
Change in unrealized appreciation/ depreciation on investments	1,298,734	(6,370,282)	(543,887)	327,925	767,928	124,775
Net realized/unrealized gains (losses) on investments	19,807,447	557,842	383,218	2,966,128	7,276,293	94,616
Change in net assets from operations	$21,743,406	$654,959	$465,177	$3,269,872	$7,259,475	$932,717

(1)  Expense consists of interest expense on the line of credit utilized during the fiscal year.

See accompanying notes to the financial statements.

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BB&T Variable Insurance Funds

Statements of Changes in Net Assets

	BB&T Large Cap VIF		BB&T Mid Cap Growth VIF		BB&T Large Cap Growth VIF
	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
From Investment Activities
Operations:
Net investment income (loss)	$1,935,959	$2,187,602	$97,117	$(94,866)	$81,959	$90,564
Net realized gains (losses) from investment transactions and distributions from underlying funds	18,508,713	5,648,845	6,928,124	2,740,583	927,105	761,512
Change in unrealized appreciation/depreciation on investments	1,298,734	(351,242)	(6,370,282)	2,171,358	(543,887)	(393,355)
Change in net assets from operations	21,743,406	7,485,205	654,959	4,817,075	465,177	458,721
Dividends to Shareholders:
Net investment income	(1,597,154)	(2,163,186)	(169,918)	—	(85,631)	(91,612)
Net realized gains from investment transactions	—	—	(2,384,160)	—	(62,259)	—
Change in net assets from shareholder dividends	(1,597,154)	(2,163,186)	(2,554,078)	—	(147,890)	(91,612)
Capital Transactions:
Proceeds from shares issued	3,613,319	2,804,935	5,338,345	3,785,288	1,522,860	1,803,928
Dividends reinvested	1,597,154	2,712,897	2,554,078	—	147,890	183,178
Value of shares redeemed	(12,806,788)	(8,803,839)	(3,965,432)	(1,919,195)	(12,153,090)	(1,130,736)
Redemption In-Kind	(33,055,269)	—	(15,658,169)	—	—	—
Change in net assets from capital transactions	(40,651,584)	(3,286,007)	(11,731,178)	1,866,093	(10,482,340)	856,370
Change in net assets	(20,505,332)	2,036,012	(13,630,297)	6,683,168	(10,165,053)	1,223,479
Net Assets:
Beginning of period	113,647,996	111,611,984	39,090,498	32,407,330	23,523,171	22,299,692
End of period	$93,142,664	$113,647,996	$25,460,201	$39,090,498	$13,358,118	$23,523,171
Share Transactions:
Issued	236,412	208,216	336,699	266,255	148,486	180,801
Reinvested	106,704	199,567	175,022	—	14,608	18,107
Redeemed	(850,964)	(646,756)	(259,014)	(138,285)	(1,191,491)	(111,804)
Redemption In-Kind	(2,053,122)	—	(1,067,360)	—	—	—
Change in Shares	(2,560,970)	(238,973)	(814,653)	127,970	(1,028,397)	87,104
Accumulated undistributed net investment income	$363,182	$24,377	$—	$—	$—	$—

See accompanying notes to the financial statements.

	BB&T Capital Manager Equity VIF		BB&T Special Opportunities Equity VIF		BB&T Total Return Bond VIF
	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
From Investment Activities
Operations:
Net investment income (loss)	$303,744	$453,684	$(16,818)	$(76,916)	$838,101	$577,698
Net realized gains (losses) from investment transactions and distributions from underlying funds	2,638,203	1,497,425	6,508,365	1,886,143	(30,159)	(4,837)
Change in unrealized appreciation/depreciation on investments	327,925	(123,802)	767,928	(87,895)	124,775	(180,295)
Change in net assets from operations	3,269,872	1,827,307	7,259,475	1,721,332	932,717	392,566
Dividends to Shareholders:
Net investment income	(252,133)	(410,067)	(20,982)	—	(831,872)	(617,780)
Net realized gains from investment transactions	(1,067,700)	—	(1,809,941)	(425,936)	—	(50,547)
Change in net assets from shareholder dividends	(1,319,833)	(410,067)	(1,830,923)	(425,936)	(831,872)	(668,327)
Capital Transactions:
Proceeds from shares issued	4,965,546	2,201,817	6,523,307	9,603,027	4,002,998	2,753,417
Dividends reinvested	1,319,833	481,528	1,830,923	425,882	831,872	704,135
Value of shares redeemed	(1,316,172)	(989,412)	(1,373,589)	(599,801)	(583,849)	(57,671)
Redemption In-Kind	(17,418,807)	—	(22,883,690)	—	(16,361,455)	—
Change in net assets from capital transactions	(12,449,600)	1,693,933	(15,903,049)	9,429,108	(12,110,434)	3,399,881
Change in net assets	(10,499,561)	3,111,173	(10,474,497)	10,724,504	(12,009,589)	3,124,120
Net Assets:
Beginning of period	28,722,008	25,610,835	31,768,242	21,043,738	18,776,715	15,652,595
End of period	$18,222,447	$28,722,008	$21,293,745	$31,768,242	$6,767,126	$18,776,715
Share Transactions:
Issued	452,112	218,620	472,777	779,800	408,945	274,427
Reinvested	124,570	46,889	137,514	33,720	84,905	70,239
Redeemed	(119,628)	(96,369)	(99,525)	(48,297)	(59,822)	(5,756)
Redemption In-Kind	(1,626,406)	—	(1,599,140)	—	(1,637,783)	—
Change in Shares	(1,169,352)	169,140	(1,088,374)	765,223	(1,203,755)	338,910
Accumulated undistributed net investment income	$95,228	$43,617	$—	$—	$164,983	$77,712

BB&T Variable Insurance Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Return of Capital		Net realized gains on investments	Total Distributions
BB&T Large Cap VIF
Year Ended December 31, 2006	$14.00	0.27	2.68	2.95	(0.20)	—		—	(0.20)
Year Ended December 31, 2005	$13.35	0.26	0.65	0.91	(0.26)	—		—	(0.26)
Year Ended December 31, 2004	$12.00	0.22	1.35	1.57	(0.22)	—		—	(0.22)
Year Ended December 31, 2003	$9.88	0.19	2.12	2.31	(0.19)	(0.00	)(b)	—	(0.19)
Year Ended December 31, 2002	$12.50	0.17	(2.62)	(2.45)	(0.17)	—		—	(0.17)
BB&T Mid Cap Growth VIF
Year Ended December 31, 2006	$15.67	0.03	0.44	0.47	(0.07)	—		(0.91)	(0.98)
Year Ended December 31, 2005	$13.70	(0.04)	2.01	1.97	—	—		—	—
Year Ended December 31, 2004	$11.69	(0.05)	2.06	2.01	—	—		—	—
Year Ended December 31, 2003	$8.56	(0.06)	3.19	3.13	—	—		—	—
Year Ended December 31, 2002	$10.70	(0.09)	(2.05)	(2.14)	—	—		—	—
BB&T Large Cap Growth VIF
Year Ended December 31, 2006	$10.29	0.05	0.37	0.42	(0.05)	—		(0.03)	(0.08)
Year Ended December 31, 2005	$10.14	0.04	0.15	0.19	(0.04)	—		—	(0.04)
Year Ended December 31, 2004	$9.64	0.04	0.50	0.54	(0.04)	—		—	(0.04)
Year Ended December 31, 2003	$7.53	(0.02)	2.13	2.11	—	—		—	—
Year Ended December 31, 2002	$10.83	(0.06)	(3.24)	(3.30)	—	—		—	—
BB&T Capital Manager Equity VIF***
Year Ended December 31, 2006	$10.51	0.16	1.45	1.61	(0.12)	—		(0.35)	(0.47)
Year Ended December 31, 2005	$9.99	0.17	0.50	0.67	(0.15)	—		—	(0.15)
Year Ended December 31, 2004	$8.99	0.07	1.00	1.07	(0.07)	—		—	(0.07)
Year Ended December 31, 2003	$7.19	0.03	1.80	1.83	(0.03)	—		—	(0.03)
Year Ended December 31, 2002	$9.28	0.01	(1.98)	(1.97)	(0.01)	—		(0.11)	(0.12)
BB&T Special Opportunities Equity VIF
Year Ended December 31, 2006	$12.70	(0.02)	3.07	3.05	(0.01)	—		(0.67)	(0.68)
Year Ended December 31, 2005	$12.12	(0.03)	0.79	0.76	—	—		(0.18)	(0.18)
July 22, 2004 to December 31, 2004 (a)	$10.00	(0.04)	2.16	2.12	—	—		—	—
BB&T Total Return Bond VIF
Year Ended December 31, 2006	$9.92	0.50	(0.17)	0.33	(0.42)	—		—	(0.42)
Year Ended December 31, 2005	$10.08	0.33	(0.10)	0.23	(0.36)	—		(0.03)	(0.39)
July 22, 2004 to December 31, 2004 (a)	$10.00	0.10	0.08	0.18	(0.10)	—		—	(0.10)

  *  During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

  **  Total return ratios assume reinvestment of distributions at net asset value.
Total return ratios do not reflect charges pursuant to the terms of the insurance contracts funded by separate accounts that invest in the Fund's shares.

  ***  The expense ratios exclude the indirect impact of fees/expenses paid by each underlying fund.

  (a)  Period from commencement of operations.

  (b)  Amount is less than $0.005.

  (c)  Not annualized for periods less than one year.

  (d)  Annualized for periods less than one year.

See accompanying notes to the financial statements.

			Ratios/Supplementary Data
	Net Asset Value, End of Period	Total Return** (c)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (d)	Ratio of net investment income (loss) to average net assets (d)	Ratio of expenses to average net assets* (d)	Portfolio turnover rate (c)
BB&T Large Cap VIF
Year Ended December 31, 2006	$16.75	21.28%	$93,143	0.77%	1.72%	1.01%	45.76%
Year Ended December 31, 2005	$14.00	6.90%	$113,648	0.79%	1.95%	1.05%	21.76%
Year Ended December 31, 2004	$13.35	13.18%	$111,612	0.81%	1.77%	1.10%	12.91%
Year Ended December 31, 2003	$12.00	23.62%	$94,683	0.88%	1.82%	1.17%	13.96%
Year Ended December 31, 2002	$9.88	(19.64)%	$63,667	0.84%	1.57%	1.13%	15.24%
BB&T Mid Cap Growth VIF
Year Ended December 31, 2006	$15.16	3.26%	$25,460	0.78%	0.25%	1.02%	160.04%
Year Ended December 31, 2005	$15.67	14.38%	$39,090	0.78%	(0.28)%	1.10%	113.04%
Year Ended December 31, 2004	$13.70	17.19%	$32,407	0.83%	(0.44)%	1.22%	135.55%
Year Ended December 31, 2003	$11.69	36.57%	$23,903	0.98%	(0.78)%	1.37%	113.75%
Year Ended December 31, 2002	$8.56	(20.00)%	$10,864	1.23%	(1.05)%	1.62%	96.89%
BB&T Large Cap Growth VIF
Year Ended December 31, 2006	$10.63	4.09%	$13,358	0.79%	0.39%	1.03%	200.35%
Year Ended December 31, 2005	$10.29	1.88%	$23,523	0.79%	0.40%	1.14%	91.61%
Year Ended December 31, 2004	$10.14	5.63%	$22,300	0.86%	0.46%	1.26%	119.90%
Year Ended December 31, 2003	$9.64	28.02%	$18,464	1.04%	(0.32)%	1.44%	90.57%
Year Ended December 31, 2002	$7.53	(30.47)%	$9,328	1.31%	(0.73)%	1.71%	93.65%
BB&T Capital Manager Equity VIF***
Year Ended December 31, 2006	$11.65	15.82%	$18,222	0.17%	1.15%	0.54%	20.55%
Year Ended December 31, 2005	$10.51	6.77%	$28,722	0.26%	1.68%	0.55%	3.24%
Year Ended December 31, 2004	$9.99	11.91%	$25,611	0.34%	0.75%	0.54%	1.09%
Year Ended December 31, 2003	$8.99	25.47%	$20,606	0.56%	0.40%	0.66%	10.06%
Year Ended December 31, 2002	$7.19	(21.25)%	$14,804	0.64%	0.15%	0.74%	3.47%
BB&T Special Opportunities Equity VIF
Year Ended December 31, 2006	$15.07	24.71%	$21,294	1.06%	(0.05)%	1.06%	59.93%
Year Ended December 31, 2005	$12.70	6.29%	$31,768	1.23%	(0.28)%	1.23%	42.15%
July 22, 2004 to December 31, 2004 (a)	$12.12	21.20%	$21,044	1.45%	(0.76)%	1.45%	13.81%
BB&T Total Return Bond VIF
Year Ended December 31, 2006	$9.83	3.47%	$6,767	0.77%	4.34%	0.88%	188.24%
Year Ended December 31, 2005	$9.92	2.29%	$18,777	1.00%	3.38%	1.12%	196.66%
July 22, 2004 to December 31, 2004 (a)	$10.08	1.76%	$15,653	1.29%	2.34%	1.29%	36.74%

BB&T Variable Insurance Funds

Notes to Financial Statements
December 31, 2006

1.  Organization:

The BB&T Variable Insurance Funds (the "Trust") was organized on November 8, 2004, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The Trust commenced operations on May 1, 2005 and presently offers shares of the BB&T Large Cap VIF (formerly known as the BB&T Large Cap Value VIF), the BB&T Mid Cap Growth VIF, the BB&T Large Cap Growth VIF, the BB&T Capital Manager Equity VIF, the BB&T Special Opportunities Equity VIF, and the BB&T Total Return Bond VIF (referred to individually as a "Fund" and collectively as the "Funds"). The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. Shares of the Funds are offered through variable annuity contracts offered through the separate accounts of participating insurance companies. The BB&T Capital Manager Equity VIF (the "Fund of Funds") invests in underlying mutual funds as opposed to individual securities.

Under the Funds' organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

During the fiscal year ended December 31, 2006, the BB&T Large Cap VIF, BB&T Capital Manager Equity VIF, BB&T Mid Cap Growth VIF, BB&T Special Opportunities Equity VIF and the BB&T Total Return Bond VIF delivered securities of the Funds in exchange for the redemption of Institutional Shares (redemption-in-kind). Cash and securities were transferred for redemptions at a fair value of $33,055,269; $15,658,169; $17,418,807; $22,883,690 and $16,361,455 for the BB&T Large Cap VIF, BB&T Mid Cap Growth VIF, BB&T Capital Manager Equity VIF, BB&T Special Opportunities Equity VIF and the BB&T Total Return Bond VIF, respectively. For financial reporting purposes, the Large Cap VIF, Mid Cap Growth VIF, Capital Manager Equity VIF, Special Opportunities Equity VIF and the Total Return Bond VIF recorded net realized gains of $3,558,906; $1,923,171; $624,215; $3,399,685 and $159,266, respectively, in connection with the transactions. However, for tax purposes, the transactions received tax-free treatment. These permanent book to tax differences were reclassified within the components of net assets in accordance with the Funds' accounting policies more fully disclosed in note 2.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund of Funds seeks its investment objective of capital appreciation by investing solely in a diversified portfolio of mutual funds (the "Underlying Mutual Funds"). The Fund of Funds purchases shares of the Underlying Mutual Funds at net asset value and without sales charge.

New Accounting Standards—In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required no later than the last business day of the first financial statement

BB&T Variable Insurance Funds

Notes to Financial Statements — (continued)
December 31, 2006

reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

Securities Valuation—Investments in common stocks, commercial paper, corporate bonds, municipal securities, U.S. Government securities, and U.S. Government agency securities, the principal market for which is a securities exchange or an over-the-counter market, are valued at their latest available sale price (except for those securities that are traded on NASDAQ, which will be valued at the NASDAQ official closing price) or in the absence of such a price, by reference to the latest available bid quotations in the principal market in which such securities are normally traded. The Funds may also use an independent pricing service approved by the Board of Trustees to value certain securities. Such prices reflect fair values which may be established through the use of electronic and matrix techniques. Short-term obligations that mature in 60 days or less are valued at either amortized cost or original cost plus interest, which approximates fair value. Investments in open-end investment companies, including the Fund of Funds, are valued at their respective net asset values as reported by such companies. Investments in closed-end investment companies are valued at their fair values based upon the latest available bid prices in the principal market in which such securities are normally traded. The differences between cost and fair values of investments are reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available will be valued at fair value using methods determined in good faith by the Pricing Committee under the supervision of the Board of Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price. At December 31, 2006 there were no fair valued prices in the Funds.

Securities Transactions and Related Income—During the period, security transactions are accounted for no later than one business day after trade date. For financial reporting purposes, security transactions are accounted for on trade date of the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the pro-rata amortization/accretion of premium or discount done by using the effective interest method. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Funds will file for claims on foreign taxes withheld.

When-Issued Securities—The Funds, may purchase securities on a "when-issued" basis. The Funds record when-issued securities on the trade date and pledge assets with a value at least equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued securities and any subsequent fluctuation in their value is taken into account when determining the net asset value of the funds commencing with the date the funds agree to purchase the securities. The Funds do not accrue interest or dividends on "when-issued" securities until the underlying securities are received.

Repurchase Agreements—The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation and from registered broker/dealers that BB&T Asset Management, Inc. ("BB&T") or a sub-advisor deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying collateral. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price, including accrued interest. Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Option Contracts—The Funds may purchase or write option contracts. These transactions are to hedge against changes in interest rates, security prices, currency fluctuations, and other market developments, or for the purposes of earning additional income (i.e., speculation).

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of the premium and change in fair value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by premiums paid.

BB&T Variable Insurance Funds

Notes to Financial Statements — (continued)
December 31, 2006

In writing an option, the Funds contract with a specified counterparty to purchase (put option written) or sell (call option written) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset, and may be required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current fair value.

The BB&T Special Opportunities Equity VIF had the following transactions in call options during the year ended December 31, 2006:

	BB&T Special Opportunities Equity VIF
Covered Call Options	Shares Subject to Contract	Premiums
Balance at beginning of period	65	$4,501
Options written	1,431	235,036
Options closed	(950)	(180,771)
Options expired	(391)	(19,744)
Options exercised	—	—
Balance at end of period	155	$39,022

The following is a summary of options outstanding as of December 31, 2006:

Security
BB&T Special Opportunities Equity VIF	Shares Subject to Contract	Fair Value
Consol Energy, Inc. $47.50, 1/20/07	90	$450
Consol Energy, Inc. $50.00, 1/20/07	65	325
	155	$775

Dividends and Distributions—Dividends from net investment income are declared and paid quarterly for the Funds, with the exception of the BB&T Total Return Bond VIF, in which case dividends from net investment income are declared daily and paid monthly. Distributable net realized gains, if any, are declared and distributed at least annually.

The character of income and gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of market discounts, net operating loss, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital or return of capital.

Federal Income Taxes—It is the policy of the Funds to continue to qualify as regulated investment companies by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required.

Other—Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or on another reasonable basis. Expenses which are attributable to more than one Trust are allocated across the BB&T Variable Insurance Funds and BB&T Funds Trusts, based upon relative net assets or on another reasonable basis. BB&T serves as the Investment Advisor for the BB&T Variable Insurance Funds and BB&T Funds Trusts.

BB&T Variable Insurance Funds

Notes to Financial Statements — (continued)
December 31, 2006

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2006 are as follows:

	Purchases	Sales
BB&T Large Cap VIF	$48,936,912	$57,205,210
BB&T Mid Cap Growth VIF	59,016,629	56,598,727
BB&T Large Cap Growth VIF	38,618,478	49,281,727
BB&T Capital Manager Equity VIF	9,055,375	5,074,383
BB&T Special Opportunities Equity VIF	24,508,421	18,152,385
BB&T Total Return Bond VIF	32,835,101	24,951,106

Purchases and sales of U.S. Government Securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2006 for the BB&T Total Return Bond VIF were $11,143,372 and $11,925,796, respectively.

4.  Related Party Transactions:

Investment advisory services are provided to the Funds by BB&T. Under the terms of the Investment Advisory Agreement, BB&T is entitled to receive fees based on a percentage of the average daily net assets of the Funds. These fees are accrued daily and payable on a monthly basis and are reflected on the Statements of Operations as "Investment advisory fees". BB&T voluntarily waived investment advisory fees which are included on the Statements of Operations as "Less expenses waived by the Investment Advisor".

Information regarding these transactions is as follows for the year ended December 31, 2006:

	Contractual Fee Rate	Fee Rate after Voluntary Waiver
BB&T Large Cap VIF*	0.74%	0.50%
BB&T Mid Cap Growth VIF*	0.74%	0.50%
BB&T Large Cap Growth VIF*	0.74%	0.50%
BB&T Capital Manager Equity VIF*	0.25%	0.00%
BB&T Special Opportunities Equity VIF	0.80%	0.80%
BB&T Total Return Bond VIF*	0.60%	0.50%

*  For all or a portion of the fiscal year ended December 31, 2006 BB&T voluntarily waived additional investment advisory fees for the BB&T Large Cap VIF, BB&T Mid Cap Growth VIF, BB&T Large Cap Growth VIF, BB&T Capital Manager Equity VIF and the BB&T Total Return Bond VIF. All voluntary investment advisory fee waivers are not subject to recoupment in subsequent fiscal periods, and may be discontinued at any time.

Pursuant to a Sub-Advisory agreement with BB&T, Scott & Stringfellow, Inc., a wholly owned subsidiary of BB&T Corporation, serves as the Sub-Advisor to the BB&T Special Opportunities Equity VIF, subject to the general supervision of the Trust's Board of Trustees and BB&T. Pursuant to a Sub-Advisory agreement with BB&T, Sterling Capital Management LLC, a wholly owned subsidiary of BB&T Corporation, serves as the Sub-Advisor to the BB&T Total Return Bond VIF, subject to the general supervision of the Trust's Board of Trustees and BB&T. For their services, the Sub-Advisors are entitled to a fee payable by BB&T.

BB&T serves the Funds as administrator. BB&T receives compensation for providing administration services at a rate of 0.12% of the BB&T Funds and BB&T Variable Insurance Funds aggregate average daily net assets up to $5 billion and a rate of 0.08% of the aggregate average daily net assets in excess of $5 billion. This fee is accrued daily and payable on a monthly basis. Expenses incurred are reflected on the Statements of Operations as "Administration fees". BB&T voluntarily waived administration fees of $30,036, of the BB&T Capital Manager Equity VIF. Administration fee waivers are included on the Statements of Operations as "Less expenses waived by the Administrator" and these waivers are not subject to recoupment in subsequent fiscal periods. Pursuant to a Sub-Administration Agreement with BB&T, BISYS Fund Services Ohio, Inc. ("BISYS Ohio") serves as sub-administrator to the Funds subject to the general supervision of the Funds' Board of Trustees and BB&T. For these services, BISYS Ohio is entitled to a fee, payable by BB&T. BISYS Ohio is a subsidiary of The BISYS Group, Inc.

BISYS Ohio serves the Funds as fund accountant and transfer agent and receives compensation for providing fund accounting and transfer agency services at a rate of 0.02% (0.01% for each service) of the average daily net assets of each Fund, plus certain out

BB&T Variable Insurance Funds

Notes to Financial Statements — (continued)
December 31, 2006

of pocket expenses. Expenses incurred are reflected on the Statements of Operations as "Fund accounting fees" and "Transfer agency fees", respectively.

Under a Compliance Services Agreement between the Trust and BISYS Ohio (the "CCO Agreement"), BISYS Ohio makes an employee available to serve as the Trust's Chief Compliance Officer (the "CCO"). Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For services provided under the CCO Agreement, the Funds paid BISYS Ohio $35,000 for the reporting period ended December 31, 2006, plus certain out of pocket expenses. Expenses incurred for the Funds are reflected on the Statements of Operations as "Compliance service fees". BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

For the year ended December 31, 2006, the Funds' paid $46,799 in brokerage fees to Scott & Stringfellow, Inc., on the execution of purchases and sales of the Funds' portfolio investments.

The Trust has adopted a Variable Contract Owner Servicing Plan (the "Service Plan") under which the Funds may pay a fee computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Fund. A servicing agent may periodically waive all or a portion of its servicing fees. For the year ended December 31, 2006, the Funds did not participate in any service plans.

Certain Officers and Trustees of the Funds are affiliated with the adviser, the administrator, or the sub-administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles. Each of the five non-interested Trustees who serve on both the Board and the Audit Committee are compensated $1,250 per quarter and $500 for each regularly scheduled meeting, plus reimbursement for certain expenses. During the year ended December 31, 2006, actual Trustee compensation was $41,628 in total.

5.  Line of Credit:

U.S. Bank, N.A. has made available a credit facility to the Funds, pursuant to a Credit Agreement (the "Agreement"). The primary purpose of the Agreement is to allow the Funds to avoid security liquidation that BB&T believes are unfavorable to shareholders. Outstanding principal amounts under the Agreement bear interest at an interest rate equal to the Prime Rate minus 2.00%. At December 31, 2006, the following Fund utilized lines of credit:

	Average Interest Rate	Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During The Period
BB&T Mid Cap Growth VIF	6.25%	$45,000	3	$23	$45,000

6.  Federal Income Tax Information:

At December 31, 2006, the following Funds have net capital loss carryforwards available to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Amount	Expires
BB&T Total Return Bond VIF	$96,285	2013
BB&T Total Return Bond VIF	62,902	2014

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2006 were as follows:

			Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
BB&T Large Cap VIF	$1,597,154	$—	$1,597,154	$—	$1,597,154
BB&T Mid Cap Growth VIF	169,918	2,384,160	2,554,078	—	2,554,078
BB&T Large Cap Growth VIF	85,631	62,259	147,890	—	147,890
BB&T Capital Manager Equity VIF	351,849	967,984	1,319,833	—	1,319,833
BB&T Special Opportunities Equity VIF	304,495	1,526,428	1,830,923	—	1,830,923
BB&T Total Return Bond VIF	806,098	—	806,098	—	806,098

*  Total Distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

BB&T Variable Insurance Funds

Notes to Financial Statements — (continued)
December 31, 2006

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2005 were as follows:

			Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
BB&T Large Cap VIF	$2,712,891	$—	$2,712,891	$—	$2,712,891
BB&T Large Cap Growth VIF	183,178	—	183,178	—	183,178
BB&T Capital Manager Equity VIF	481,528	—	481,528	—	481,528
BB&T Special Opportunities Equity VIF	425,882	—	425,882	—	425,882
BB&T Total Return Bond VIF	704,135	—	704,135	—	704,135

*  Total Distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

At December 31, 2006, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains (Lossses)	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
BB&T Large Cap VIF	$363,182	$11,116,847	$11,480,029	$—	$—	$20,981,336	$32,461,365
BB&T Mid Cap Growth VIF	61,222	3,118,042	3,179,264	—	—	4,393,020	7,572,284
BB&T Large Cap Growth VIF	54,847	778,965	833,812	—	—	1,741,118	2,574,930
BB&T Capital Manager Equity VIF	342,625	1,766,591	2,109,216	—	—	1,932,877	4,042,093
BB&T Special Opportunities Equity VIF	843,425	1,173,395	2,016,820	—	—	3,717,666	5,734,486
BB&T Total Return Bond VIF	190,757	—	190,757	(25,774)	(197,377)	(20,180)	(52,574)

Under current tax law, capital losses realized after October 31 of a Fund's fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The BB&T Total Return Bond VIF had deferred post October capital of $38,190, which will be treated as arising on the first business day of the fiscal year ending December 31, 2007.

At December 31, 2006, the cost, gross unrealized appreciation and gross unrealized depreciation on securities for federal income tax purposes were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BB&T Large Cap VIF	$72,116,612	$21,178,835	$(197,499)	$20,981,336
BB&T Mid Cap Growth VIF	21,046,773	4,625,925	(232,905)	4,393,020
BB&T Large Cap Growth VIF	11,939,497	1,827,763	(86,645)	1,741,118
BB&T Capital Manager Equity VIF	16,277,287	1,939,945	(7,068)	1,932,877
BB&T Special Opportunities Equity VIF	18,294,549	3,753,244	(73,825)	3,679,419
BB&T Total Return Bond VIF	7,187,774	34,514	(54,694)	(20,180)

BB&T Variable Insurance Funds

Notes to Financial Statements — (continued)
December 31, 2006

7.  Subsequent Event:

At the August 29, 2006 board meeting, the Board of Trustees approved, subject to shareholders' approval, a fund merger between the BB&T Large Cap VIF and the BB&T Large Cap Growth VIF. The merger was completed on February 12, 2007.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of
BB&T Variable Insurance Funds:

We have audited the accompanying statements of assets and liabilities of BB&T Variable Insurance Funds – BB&T Large Cap VIF, BB&T Mid Cap Growth VIF, BB&T Large Cap Growth VIF, BB&T Capital Manager Equity VIF, BB&T Special Opportunities Equity VIF and BB&T Total Return Bond VIF (referred to individually as a Fund and collectively as the Funds) including the schedules of portfolio investments, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 26, 2007

BB&T Variable Insurance Funds

Other Federal Income Tax Information
(Unaudited):

For corporate shareholders, the following percentage of the total ordinary income dividends paid the fiscal year ended December 31, 2006 qualify for the corporate dividends received deductions for the following Funds:

Dividends Received Deduction
BB&T Large Cap VIF	100.00%
BB&T Mid Cap Growth VIF	33.31%
BB&T Large Cap Growth VIF	100.00%
BB&T Capital Manager Equity VIF	100.00%
BB&T Special Opportunities Equity VIF	64.96%

In the calender year 2006 the following Funds distributed long-term capital gains (which includes amounts designated as distributions to shareholders on the redemption of shares):

BB&T Large Cap VIF	$3,589,757
BB&T Mid Cap Growth VIF	4,073,269
BB&T Large Cap Growth VIF	62,259
BB&T Capital Manager Equity VIF	967,984
BB&T Special Opportunities Equity VIF	2,159,609

BB&T Variable Insurance Funds

Other Information
December 31, 2006 (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-228-1872; and (ii) on the Securities and Exchange Commission's ("the Commission") website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Commission's website at http://www.sec.gov.

The Funds file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available without charge on the Commission's website at http://www.sec.gov, or may be reviewed and copied at the Commission's Reference Room in Washington, D.C. Information on the operation of the Public Reference Room, may be obtained by calling 1-800-SEC-0330.

Special Meeting of the Shareholders (Unaudited):

On February 7, 2007, there was a special meeting of the shareholders of the BB&T Large Cap Growth VIF and the BB&T Large Cap VIF. The purpose of the meeting was: (1) to consider and act upon a Plan of Reorganization ("Reorganization Plan") adopted by the BB&T Variable Insurance Funds providing for the transfer of all the assets of the BB&T Large Cap Growth VIF in exchange for the BB&T Large Cap VIF and the assumption by the BB&T Large Cap VIF of all the liabilities of the BB&T Large Cap Growth VIF, followed by the dissolution and liquidation of the BB&T Large Cap Growth VIF and the distribution of Shares of the BB&T Large Cap VIF to the shareholders of the BB&T Large Cap Growth VIF, and (2) transact such other business as may properly come before the Special Meeting or any adjournment therof. A description of the proposal and the number of shares voted is as follows:

1.  To consider and act upon an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the BB&T Large Cap Growth VIF to the BB&T Large Cap VIF in exchange for Shares of the BB&T Large Cap VIF and the assumption by the BB&T Large Cap VIF of all the liabilities of the BB&T Large Cap Growth VIF, followed by the dissolution and liquidation of the BB&T Large Cap Growth VIF and the distribution of the BB&T Large Cap VIF to the shareholders of the BB&T Large Cap Growth VIF.

AFFIRMATIVE	AGAINST	ABSTAIN
1,100,442	49,835	134,558

2.  To transact such other business as may properly come before the Special Meeting or any adjournment therof.

AFFIRMATIVE	AGAINST	ABSTAIN
1,066,467	60,760	157,609

BOARD CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

The Board of Trustees, at a meeting held on August 29, 2006, formally considered BB&T Variable Insurance Funds' (the "Funds") investment advisory agreement with BB&T Asset Management, Inc. ("BB&TAM" or the "Adviser") and sub-advisory agreements of BB&TAM with Scott & Stringfellow, Inc. ("Scott & Stringfellow"), with respect to the Special Opportunities Equity VIF, and Sterling Capital Management LLC ("Sterling Capital"), with respect to the Total Return Bond VIF (collectively, the "Advisory Agreements"). Scott & Stringfellow and Sterling Capital are referred to as "Sub-Advisers" and, collectively with the Adviser, as the "Advisers."

The Trustees reviewed extensive material in connection with their review of the Advisory Agreements, including data from an independent provider of mutual fund data (as assembled by the Funds' sub-administrator) which included comparisons with industry averages for comparable funds for advisory fees and total fund expenses. The data reflected BB&TAM fee waivers in place, as well as BB&TAM's contractual investment advisory fee levels. The Board was assisted in its review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreements. The Board received a detailed presentation by BB&TAM, which included a Fund-by-Fund analysis of performance.

Presentations were also provided by each Sub-Adviser. The Board also received Fund-by-Fund profitability information from the Adviser, Scott & Stringfellow and Sterling Capital. The Board also deliberated outside the presence of management and the Advisers.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of whether each Advisory Agreement should be continued, and no factor alone was considered determinative. The Trustees determined that the overall arrangements between the Trust and the Advisers, as provided in the Advisory Agreements, were fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees considered the background and experience of each Adviser's senior management and the expertise of investment personnel of each Adviser responsible for the day-to-day management of each Fund. The Trustees considered the overall reputation, and the capabilities and commitment of the Advisers to provide high-quality service to the Trust, and the Trustees' overall confidence in each Adviser's integrity.

The Trustees received information concerning the investment philosophy and investment processes applied by the Advisers in managing the Funds. The Trustees also considered information regarding regulatory compliance and compliance with the investment policies of the Funds. The Trustees evaluated the trading practices of Scott & Stringfellow, which engages in affiliated brokerage for a majority of the portfolio trades for the Funds it sub-advises. As part of this evaluation, the Trustees received information regarding safeguards employed, such as prohibitions on principal and cross-agency trades. The Trustees also evaluated the procedures of the Advisers designed to fulfill the Advisers' fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisers' codes of ethics (regulating the personal trading of its officers and employees).

Based on their review, the Trustees concluded that, with respect to the quality and nature of services to be provided by the Advisers, the scope of responsibilities was consistent with mutual fund industry norms, and that the quality of the services was wholly acceptable.

Investment Performance

The Trustees considered performance results of each Fund in absolute terms and relative to each Fund's benchmark index. It was noted that performance over the last twelve months was generally strong. During their review, the Trustees particularly considered the strong one-year performance of the Mid Cap Growth VIF.

After reviewing the performance of each Fund, and taking into consideration the management style, investment strategies, and prevailing market conditions during the prior year and for longer periods, the Trustees concluded that the performance of each of the Funds was generally strong and that in cases where performance issues were encountered, the Adviser was properly addressing the situation.

Cost of Services, Including the Profits Realized by the Advisers and Affiliates

The Trustees considered peer group comparable information with respect to the advisory fees charged by BB&TAM to each of the Funds, taking into consideration both contractual and actual (i.e., after waiver) fee levels. The Trustees concluded that the investment advisory fees fell within an acceptable range as compared to peer groups, particularly in light of the fee waivers that would be continued in the upcoming year.

As part of their review, the Trustees considered benefits to the Adviser aside from investment advisory fees. The Trustees reviewed administration fees received by BB&TAM and considered the fallout benefits to BB&TAM such as the research services available to the

Adviser by reason of brokerage commissions generated by the Funds' turnover. The Trustees also considered benefits to BB&TAM's affiliates, including brokerage commissions received by Scott & Stringfellow for executing trades on behalf of the Special Opportunities Equity VIF and sub-advisory fees received by its affiliate, Sterling Capital, for its management of the Total Return Bond VIF. With respect to Scott & Stringfellow, the Trustees noted that brokerage commissions were paid at a standard commission rate, which was consistent with that used by the Adviser and that such brokerage arrangements were considered by the Sub-Adviser to be advantageous in terms of superior access to the market.

Consideration of the reasonableness of advisory fees also took into account, where relevant, the profitability of the Advisers. In determining whether all other investment advisory and sub-advisory fees were reasonable, the Trustees reviewed profitability information provided by the Advisers with respect to investment advisory services. With respect to such information, the Trustees recognized that such profitability data was generally unaudited and represented an Adviser's own determination of its and its affiliates' revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory and sub-advisory contracts, because comparative information is not generally publicly available and is affected by numerous factors. Based on their review, the Trustees concluded that the profitability to BB&TAM and its affiliates as a result of their relationships with the Funds was acceptable. With respect to non-affiliated sub-adviser profitability, the Trustees noted that while information regarding the profitability of non-affiliated sub-advisers was not available, it also was not helpful in assessing the continuance of the Advisory Agreements. The Board also concluded that the fees under the Advisory Agreements were fair and reasonable, in light of the services and benefits provided to each Fund.

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust's assets. The Trustees found that the Adviser over the last two years had generally reduced total fund expense ratios through contract negotiations and fee waivers. The Trustees found that fee waivers entered into by the Adviser allowed investors to enjoy economies of scale appropriately and concluded that contractual breakpoints would not necessarily be required at this time to assure that future economies of scale, when and if achieved, would be shared with shareholders based on the Adviser's current record of responsible action in this regard.

Information about Trustees and Officers
(Unaudited)

Overall responsibility for the management of the Funds rests with its Board of Trustees ("Trustees"), who are elected by the Shareholders of the BB&T Variable Insurance Funds ("Funds"). The Trustees elect the officers of the Funds to supervise actively its day-to-day operations. The names of the Trustees, their addresses, birthdate, term of office and length of time served, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Funds are set below:

Name, Address and Birthdate	Position(s) Held with BB&T	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Thomas W. Lambeth 700 Yorkshire Road Winston-Salem, NC 27106 Birthdate: 1/35	Trustee, Chairman of the Board of Trustees	Indefinite, 2/05—Present	From January 2001 to present, Senior Fellow, Z. Smith Reynolds Foundation; From 1978 to January 2001, Executive Director, Z. Smith Reynolds Foundation.	32	None

Drew T. Kagan Montecito Advisors, Inc. 810 N. Jefferson St., Ste 101. Lewisburg, WV 24901 Birthdate: 2/48	Trustee	Indefinite, 2/05—Present	From December 2003 to present, President and Director, Montecito Advisors, Inc; from March 1996 to December 2003, President, Investment Affiliate, Inc.	32	None

Laura C. Bingham Peace College Office of the President 15 East Peace Street Raleigh, NC 27604-1194 Birthdate: 11/56	Trustee	Indefinite, 2/05—Present	From July 1998 to present, President of Peace College.	32	None

Douglas R. Van Scoy 841 Middle St. Sullivans Island, SC 26481 Birthday: 11/43	Trustee	Indefinite, 2/05—Present	Retired; From November 1974 to July 2001, Deputy Director of Private Client Group and Senior Executive Vice President of Smith Barney (investment banking).	32	None

James L. Roberts 207 Highland Terrace Breckenridge, CO 80424 Birthday: 11/42	Trustee	Indefinite, 2/05—Present	Retired; From January 1999 to December 2003 President, CEO and Director, Covest Bancshares, Inc.	32	None

The following table shows information for trustees who are "interested Persons" of BB&T Variable Insurance Funds as defined in the 1940 Act:

				Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
*Keith F. Karlawish 434 Fayetteville Street, 5th Floor Raleigh, NC 27601 Birthdate: 8/64	Trustee and President	Indefinite, 6/06—Present, 2/05—Present	From May 2002 to present, President, BB&T Asset Management, Inc.; from 1996 to 2002, Senior Vice President and Director of Fixed Income, BB&T Asset Management, Inc.	32	None

Mr. Karlawish is treated by the Funds as an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Funds.

Mr. Karlawish is an "interested person" because he owns shares of BB&T Corporation and is the President of BB&T Asset Management, Inc., the Adviser.

Information about Trustees and Officers — (continued)
(Unaudited)

The following table shows information for officers of BB&T Variable Insurance Funds:

Name and Birthdate	Position(s) Held with BB&T VIF	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years
E.G. Purcell, III Birthdate: 1/55	Vice President	Indefinite, 2/05—Present	From 1995 to present, Senior Vice President, BB&T Asset Management, Inc. and its predecessors

James T. Gillespie Birthdate: 11/66	Vice President and Secretary	Indefinite, 2/05—Present, 8/06—Present	From February 2005 to present, Vice President of BB&T Asset Management; from 1992 to 2005, Director, BISYS Fund Services

Todd M. Miller Birthdate: 9/71	Vice President	Indefinite, 8/05—Present	From June 2005 to Present, Investment Officer and Mutual Fund Administrator, BB&T Asset Management; from May 1993 to May 2005, Manager, BISYS Fund Services

Rodney Ruehle Birthdate: 4/68	Vice President, Chief Compliance Officer and AML Compliance Officer	Indefinite, 2/06—Present	From August 1995 to present, Fund Compliance Officer, BISYS Fund Services.

Troy A. Sheets Birthdate: 5/71	Treasurer	Indefinite, 2/05—Present	From April 2002 to present, Vice President, BISYS Fund Services; from September 1993 to April 2002, Senior Manager, KPMG LLP

Christopher E. Sabato Birthdate: 12/68	Assistant Treasurer	Indefinite, 2/05—Present	From February 1993 to present, Vice President, BISYS Fund Services

The Funds Statement of Additional Information includes information about the Funds' Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-453-7348.

Item 2. Code of Ethics.

 (a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Drew Kagan, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees	2005	$57,300
		2006	$56,000

(b)	Audit — Related Fees	2005	$4,600
		2006	$4,650
	2005- Fees of $4,600 relate to the review and consent of the N-1A filing.
	2006- Fees of $4,650 relate to the review and consent of the N-1A filing.

(c)	Tax Fees	2005	$13,200
		2006	$13,800

	Fees for both 2005 & 2006 relate to the preparation of federal income & excise tax returns.

(d)	All Other Fees	2005	$0
		2006	$0

2

(e)(1) Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2) None of the services summarized in (b)-(d), above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g)	2005	$512,000
	2006	$704,484

(h) In regards to Item (g), the audit committee considered the nonaudit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the principal accountants independence has not been compromised.

Item 5.     Audit Committee of Listed Registrants.

Not applicable.

Item 6.     Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

3

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BB&T Variable Insurance Funds

By (Signature and Title)	/s/Troy A. Sheets
Troy A. Sheets, Treasurer

Date:	March 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/Keith F. Karlawish
Keith F. Karlawish, President

Date:	March 1, 2007

By (Signature and Title)	/s/Troy A. Sheets
Troy A. Sheets, Treasurer

Date:	March 1, 2007